                                                                     EXHIBIT 4.3

================================================================================


                  EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                     among

                              INTIRA CORPORATION,

                                  as Issuer,

                                      and

                          THE PURCHASERS NAMED HEREIN

                         Dated as of January 31, 2000

                                 Relating to:

            $188,500,000 Aggregate Principal Amount at Maturity of
                      13% Senior Discount Notes Due 2010


================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   Definitions...........................................................    1

2.   Exchange Offer........................................................    5

3.   Shelf Registration....................................................    8

4.   Special Interest......................................................   10

5.   Registration Procedures...............................................   12

6.   Registration Expenses.................................................   21

7.   Indemnification.......................................................   21

8.   Underwritten Registrations............................................   25

9.   Miscellaneous.........................................................   25

     (a)  Remedies.........................................................   25
     (b)  No Inconsistent Agreements.......................................   25
     (c)  Amendments and Waivers...........................................   25
     (d)  Notices..........................................................   26
     (e)  Successors and Assigns...........................................   27
     (f)  Counterparts.....................................................   27
     (g)  Headings.........................................................   27
     (h)  Governing Law....................................................   27
     (i)  Severability.....................................................   27
     (j)  Notes Held by the Issuer or Its Affiliates.......................   28
     (k)  Third-Party Beneficiaries........................................   28
     (l)  Entire Agreement.................................................   28

                  EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

          EXCHANGE AND REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as
                                                           ---------
of January 31, 2000, by and among INTIRA CORPORATION, a Delaware corporation (together with its successors, the "Issuer"), and THE PURCHASERS NAMED ON THE
                                    ------
SIGNATURE PAGES HEREIN (collectively, the "Purchasers").
                                           ----------

          This Agreement is entered into in connection with the Purchase Agreement, dated as of January 31, 2000, by and among the Issuer and the Purchasers (the "Purchase Agreement") relating to the sale by the Issuer to the
                 ------------------
Purchasers of (i) 188,500,000 initial aggregate principal amount at maturity of the Issuer's 13% Senior Discount Notes Due 2010, (ii) Series A Warrants to purchase 3,114,160 shares of Common Stock (the "Series A Warrants") of the
                                                -----------------
Issuer and (iii) Series B Warrants to purchase 1,070,160 shares of Common Stock (the "Series B Warrants" and together with the Series A Warrants, the "Warrants"
      -----------------                                                --------
and together with the Notes, the "Securities") of the Issuer. In order to
                                  ----------
induce the Purchasers to enter into the Purchase Agreement, the Issuer has agreed to provide the registration rights set forth in this Agreement for the benefit of the holders of Registrable Notes (as defined), including, without limitation, the Purchasers. The execution and delivery of this Agreement is a condition to the Purchasers' obligation to purchase the Securities under the Purchase Agreement. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement.

          The parties hereby agree as follows:

1.   Definitions
     -----------

          As used in this Agreement, the following terms shall have the following meanings:

          "Advice" is defined in the last paragraph of Section 5.
           ------

          "Agreement" is defined in the first introductory paragraph to this
           ---------
Agreement.

          "Applicable Period" is defined in Section 2(b).
           -----------------

          "Business Day" means any day other than a Legal Holiday.
           ------------

          "Closing Time" means the Closing Time as defined in the Purchase
           ------------
Agreement.

          "Commission" means the Securities and Exchange Commission, as from
           ----------
time to time constituted, created under the Exchange Act or, if at any time after the execution of this Agreement such Commission is not existing and performing the duties now assigned to it under the Exchange Act, then the body performing such duties at such time.

          "Effectiveness Date" means the 180th day after the Notice Date, in the
           ------------------
case of the Exchange Registration Statement, and the earlier of the 180th day after the delivery of the Shelf Notice or 60 days after the date on which an Exchange Registration Statement would have had to be declared effective hereunder, in the case of the Initial Shelf Registration.

          "Effectiveness Period" is defined in Section 3(a).
           --------------------

          "Event Date" is defined in Section 4(b).
           ----------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated by the Commission thereunder.

          "Exchange Notes" is defined in Section 2(a).
           --------------

          "Exchange Offer" is defined in Section 2(a).
           --------------

          "Exchange Registration Statement" is defined in Section 2(a).
           -------------------------------

          "Filing Date" means the 90th day after the Notice Date (regardless of
           -----------
whether the actual filing precedes such date).

          "Holder" means a Person in whose name a Note is registered on the
           ------
Issuer's register.

          "Indemnified Person" is defined in Section 7(c).
           ------------------

          "Indemnifying Person" is defined in Section 7(c).
           -------------------

          "Indenture" is defined in Section 2(a).
           ---------

          "Initial Shelf Registration" is defined in Section 3(a).
           --------------------------

          "Inspectors" is defined in Section 5(o).
           ----------

          "Issuer" is defined in the first introductory paragraph to this
           ------
Agreement.

          "Legal Holiday" means a Saturday, a Sunday or a day on which banking
           -------------
institutions in The City of New York or San Francisco, CA, are authorized by law, regulation or executive order to remain closed. If any payment date in respect of the Notes is a Legal Holiday, then payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "Notes" means the 13% Senior Discount Notes Due 2010 that are issued
           -----
under the Purchase Agreement, as amended or supplemented from time to time.

          "Notice Date" means the date on which the Issuer receives the notice
           -----------
from the Required Holders referred to in the first sentence of Section 2(a) or, in connection with a Shelf Registration, the date on which the Issuer receives the Shelf Notice from the Required Holders referred to in Section 2(c).

          "Participant" is defined in Section 7(a).
           -----------

          "Participating Broker-Dealer" is defined in Section 2(b).
           ---------------------------

          "Person" means any individual, corporation (including, without
           ------
limitation, a business trust, professional corporation and insurance company), limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any legally recognizable entity.

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Purchase Agreement" is defined in the second introductory paragraph
           ------------------
to this Agreement.

          "Purchasers" is defined in the first introductory paragraph to this
           ----------
Agreement.

          "Records" is defined in Section 5(o).
           -------

          "Registrable Notes" means each Note upon original issuance thereof and
           -----------------
at all times subsequent thereto and each Exchange Note if upon original issuance thereof such Exchange Note may not be sold without restriction under federal securities laws (other than due solely to the status of such Holder as an affiliate of the Issuer within the meaning of the Securities Act) (a "Restricted
                                                                      ----------
Exchange Note") until, in the case of any such Note or Exchange Note, as the
-------------
case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Restricted Exchange Note) covering such Note or Exchange Note, as the case may be, has been declared effective by the Commission and such Note or Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement; (ii) such Note or Exchange Note, as the case may be, is sold in compliance with Rule 144; (iii) in the case of any Note, such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes which may be resold without restriction under federal securities laws; or (iv) such Note or Exchange Note, as the case may be, ceases to be outstanding for purposes of the Purchase Agreement.

          "Registration Statement" means any registration statement of the
           ----------------------
Issuer, including, but not limited to, the Exchange Registration Statement, that covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Reorganization" has the meaning set forth in the Purchase Agreement.
           --------------

          "Required Holders" means Holders holding a majority of the Accreted
           ----------------
Value of the Registrable Notes.

          "Restricted Exchange Notes" is defined in the definition of
           -------------------------
"Registrable Note."

          "Rule 144" means Rule 144 under the Securities Act, as such Rule may
           --------
be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders of such securities that are not affiliates of the Issuer being free of the registration and prospectus delivery requirements of the Securities Act.

          "Rule 144A" means Rule 144A under the Securities Act, as such Rule may
           ---------
be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

          "Rule 415" means Rule 415 under the Securities Act, as such Rule may
           --------
be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Securities" is defined in the second introductory paragraph to this
           ----------
Agreement.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated by the Commission thereunder.

          "Shelf Exchange" is defined in Section 3(a).
           --------------

          "Shelf Notice" is defined in Section 2(c).
           ------------

          "Shelf Registration" is defined in Section 3(b).
           ------------------

          "Special Interest" is defined in Section 4(a).
           ----------------

          "Subsequent Shelf Registration" is defined in Section 3(b).
           -----------------------------

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-
           ---
77bbbb).

          "Transaction Documents" means the Transaction Documents as defined in
           ---------------------
the Purchase Agreement.

          "Trustee" means the trustee under the Indenture.
           -------

          "underwritten registration or underwritten offering" means a
           --------------------------------------------------
registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

          "Warrants" is defined in the second introductory paragraph to this
           --------
Agreement.

2.  Exchange Offer
    --------------

          (a) At any time after the earlier of February 2, 2001 or the consummation of an Initial Public Equity Offering (as defined in the Registration Rights and Stockholders Agreement, dated January 31, 2000), the Issuer shall at the written request of Required Holders file a registration statement with the Commission no later than the Filing Date, pursuant to which the Issuer shall offer to exchange (the "Exchange Offer") any and all of the
                                         --------------
Registrable Notes for a like aggregate principal amount at maturity of debt securities of the Issuer which are identical in all material respects to the Notes (the "Exchange Notes") and which are entitled to the benefits of a trust
            --------------
indenture (the "Indenture") (A) which complies with all requirements of the
                ---------
Commission to effect or maintain the qualification thereof under the TIA and which has been qualified under the TIA and (B) that is otherwise in form and substance reasonably satisfactory to the Required Holders (which must be considered in good faith within time frames that permit the Issuer to comply with its obligations hereunder) containing the covenants set forth in Sections 6.01(a), (b), (c) and (e) (for delivery to the Trustee only) and (g) and Sections 7 and 8, the events of default and remedies set forth in Section 11.01, the redemption provisions, related definitions and other material terms of the Notes (excluding, in any event, Sections 3, 4, 5, 6.01(d) and (f), 9 and 13) as are set forth in the Purchase Agreement, customary "boilerplate" indenture provisions and no others, except that the Exchange Notes shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon, except as otherwise specifically required by the other provisions of this Agreement. The Issuer shall not be obligated to effect more than one Exchange Offer. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement") and shall comply with all applicable tender
 -------------------------------
offer rules and regulations under the Exchange Act. The Issuer agrees to use its reasonable best efforts to (i) file the initial Exchange Registration Statement with the Commission on or prior to the Filing Date; (ii) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (iii) keep the Exchange Offer open for at least 20 Business Days (or longer if required by applicable law) after the date that notice of the Exchange Offer is first mailed to Holders; and (iv) consummate the Exchange Offer on or prior to the 45th day following the date on which the Exchange Registration Statement is declared effective. If after such Exchange Registration Statement is initially declared effective by the Commission, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, then such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes, that such Holder is not an affiliate of the Issuer within the meaning of the Securities Act and any additional representations that in the written opinion of counsel to the Issuer are necessary under then-existing interpretations of the Commission in order for the Exchange Registration Statement to be declared effective. Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Notes that are Exchange Notes held by Participating Broker-Dealers, and the Issuer shall have no further obligation to register Registrable Notes (other than in respect of any Restricted Exchange Notes) pursuant to Section 3 of this Agreement. No securities other than the Exchange Notes shall be included in the Exchange Registration Statement.

          (b) The Issuer shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Purchasers, which shall contain a summary statement of the positions taken or policies made by the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"),
                                             ---------------------------
whether such positions or policies have been publicly disseminated by the Commission or such positions or policies, in the judgment of the Purchasers, represent the prevailing views of the Commission. Such "Plan of Distribution" section shall also allow, to the extent permitted by applicable policies and regulations of the Commission, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent so permitted, all Participating Broker-Dealers and include a statement describing the manner in which Participating Broker-Dealers may resell the Exchange Notes.

          The Issuer shall use its reasonable best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements in connection with offers and sales of the Exchange Notes, which period shall not exceed 180 days from the date on which the Exchange Offer commences (the "Applicable Period"). The Issuer shall provide sufficient copies of the latest
 -----------------
version of such Prospectus to such Persons, promptly upon request, and in no event later than three (3) Business Days after such request, at any time during such period.

          Interest on the Exchange Notes will accrete from the last interest accretion date on which interest accreted on the Notes surrendered in exchange therefor or, if no interest has accreted on the Notes, then from the Closing Time.

          In connection with the Exchange Offer, the Issuer shall:

             (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

             (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate thereof;

             (3) permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

             (4) otherwise comply in all material respects with all applicable laws.

          As soon as practicable after the close of the Exchange Offer, the Issuer shall:

             (1) accept for exchange all Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer;

             (2) deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

             (3) cause the Trustee to authenticate and deliver promptly to each Holder tendering such Registrable Notes, Exchange Notes, equal in aggregate principal amount at maturity to the Notes of such Holder so accepted for exchange.

          The Exchange Notes will be issued under the Indenture and the Exchange Notes, and the Notes, if any, will vote and consent together on all matters as one class, and none of the Exchange Notes or the Notes, if any, will have the right to vote or consent as a separate class on any matter.

          (c)  In addition to conducting the Exchange Offer provided for in
Section 2(a) above, if (i) because of any change in law or in currently prevailing interpretations of the Commission, the Issuer reasonably determines in good faith, based upon written advice of qualified counsel (including, without limitation, qualified in-house counsel), that it is not permitted to effect the Exchange Offer; (ii) the Exchange Offer is not commenced on or prior to the Effectiveness Date; (iii) the Exchange Offer is, for any reason, not consummated on or prior to the 180th day after the Notice Date; (iv) in the case of any Holder that participates in an Exchange Offer, the Issuer receives an opinion of counsel (including, without limitation, qualified in-house counsel) to such Holder reasonably acceptable to the Issuer to the effect that such Holder did not receive Exchange Notes on the date of the exchange that may be sold without restriction under federal securities laws; or (v) any Holder is an Affiliate of the Issuer, then, (x) in the case of each of clause (i) through
(iv) of this sentence, the Issuer shall upon the request of the Required Holders and (y) in the case of clause (v) of this sentence, the Issuer shall upon the request of a Holder, in each case, at any time after the earlier of: (A) February 2, 2001 and (B) the consummation of an Initial Public Equity Offering, promptly deliver to the Holders a written notice thereof (the "Shelf Notice")
                                                               ------------
and shall file a Shelf Registration pursuant to Section 3; provided, however, that the Issuer shall not be required to effect more than two Shelf Registrations pursuant to clause (v) of this Section 2(c).

3.   Shelf Registration
     ------------------

          If a Shelf Notice is delivered as contemplated by Section 2(c), then:

          (a)  Shelf Registration.  The Issuer shall (i) privately exchange the
               ------------------
     Notes for Exchange Notes issued pursuant to the Indenture (such Exchange Notes to contain any appropriate restrictive legends as required by law) (a "Shelf Exchange") and (ii) as promptly as reasonably practicable file with
      --------------
     the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes issued in the Shelf Exchange (the "Initial Shelf Registration"). The Issuer
                                        --------------------------
     shall file with the Commission the Initial Shelf Registration within 30 days of the delivery of the Shelf Notice and shall use its reasonable best efforts to cause such Shelf Registration to be declared effective, supplemented, amended and current under the Securities Act on or prior to the Effectiveness Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of all Exchange Notes constituting Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuer shall not permit any securities other than the Registrable Notes to be included in any Shelf Registration. The Issuer shall use its reasonable best efforts to keep the Initial Shelf Registration continuously effective, supplemented, amended and current under the Securities Act until the date which is two years from the Closing Time (the "Effectiveness Period") or such shorter period ending when (i)
                --------------------
     all Registrable Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Notes has been declared effective under the Securities Act.
     Any Exchange Notes issued under the Indenture in connection with a Shelf Exchange will vote and consent together on all matters as one class with Holders of Notes and Exchange Notes. Interest on Registrable Notes issued in the Shelf Exchange will accrue interest from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, then from the Closing Time.

          (b)  Subsequent Shelf Registrations. If the Initial Shelf Registration
               ------------------------------
     or any Subsequent Shelf Registration (as defined) ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), then the Issuer shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Notes (a "Subsequent Shelf Registration"). If a Subsequent Shelf
               -----------------------------
     Registration is filed, then the Issuer shall use its commercially reasonable efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registrations was previously continuously effective. As used herein the term "Shelf
                                                                 -----
     Registration" means the Initial Shelf Registration and any Subsequent
     ------------
     Shelf Registration.

          (c)  Supplements and Amendments.  The Issuer shall promptly supplement
               --------------------------
     and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount at maturity of the Registrable Notes covered by such Shelf Registration or by any underwriter of such Registrable Notes, in each case, with the Issuer's consent, which consent shall not be unreasonably withheld or delayed.

4.   Special Interest
     ----------------

          (a) The Issuer and the Purchasers agree that the Holders of Registrable Notes will suffer damages if the Issuer fails to fulfill its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuer agrees to pay, in cash, as liquidated damages, Special Interest on the Registrable Notes ("Special Interest") under the circumstances and to the
                        ----------------
extent set forth below (each of which shall be given independent effect):

             (i) if (A) the Exchange Registration Statement has not been filed on or prior to the Filing Date or (B) notwithstanding that the Issuer has consummated or will consummate an Exchange Offer, the Issuer is required to file an Initial Shelf Registration and such Shelf Registration is not filed on or prior to the 90th day (or 30 days, if the Filing Date has occurred prior to the Shelf Notice being given) after delivery of the Shelf Notice, then, in the case of subclause (A), commencing on the day after the Filing Date or, in the case of subclause (B), commencing on the 91st day (or the 31st day if the Filing Date has occurred prior to the Shelf Notice being given) following delivery of the Shelf Notice, Special Interest shall accrue on the Registrable Notes over and above the stated interest at a rate of 0.50% per annum of the Accreted Value of the Registrable Notes for the first 90 days immediately following the Filing Date or such 91st day (or the 31st day if the Filing Date has occurred prior to the Shelf Notice being given), as the case may be, such Special Interest rate increasing by an additional 0.25% per annum of the Accreted Value of the Registrable Notes at the beginning of each subsequent 90-day period;

             (ii) if (A) the Exchange Registration Statement is not declared effective on or prior to the Effectiveness Date applicable thereto or (B) notwithstanding that the Is-suer has consummated or will consummate an Exchange Offer, the Issuer is required to file an Initial Shelf Registration and such Shelf Registration is not declared effective by the Commission on or prior to the applicable Effectiveness Date, then, commencing on the day after such applicable Effectiveness Date, Special Interest shall accrue on the Registrable Notes over and above the stated interest at a rate of 0.50% per annum of the Accreted Value of the Registrable Notes for the first 90 days immediately following the day after the applicable Effectiveness Date, such Special Interest rate increasing by an additional 0.25% per annum of the Accreted Value of the Registrable Notes at the beginning of each subsequent 90-day period; and

             (iii) if (A) the Issuer has not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to 45 days after the date on which the Exchange Registration Statement was declared effective; (B) the Exchange Registration Statement ceases to be effective prior to consummation of the Exchange Offer; or (C) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period, then Special Interest shall accrue on the Registrable Notes over and above the stated interest at a rate of 0.50% per annum of the Accreted Value of the Registrable Notes for the first 90 days commencing on the (x) 91st day after such effective date in the case of (A) above or (y) the day such Exchange Registration Statement or Shelf Registration ceases to be effective in the case of (B) and (C) above, such Special Interest rate increasing by an additional 0.25% per annum of the Accreted Value of the Registrable Notes at the beginning of each such subsequent 90-day period;

provided, however, that the Special Interest rate on the Registrable Notes may not exceed in the aggregate 2.00% per annum of the Accreted Value of the Registrable Notes; provided, further, that (1) upon the filing of the Exchange Registration Statement or each Shelf Registration (in the case of (i) above);
(2) upon the effectiveness of the Exchange Registration Statement or each Shelf Registration, as the case may be (in the case of (ii) above); or (3) upon the exchange of Exchange Notes for all Registrable Notes tendered (in the case of (iii)(A) above) or upon the effectiveness of an Exchange Registration Statement or Shelf Registration which had ceased to remain effective (in the case of (iii)(B) and (C) above), Special Interest on any Registrable Notes then accruing Special Interest as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

          (b) The Issuer shall notify the Holders within three business days after each and every date on which an event occurs in respect of which Special Interest is required to be paid (an "Event Date"). Any amounts of Special
                                     ----------
Interest due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash semi-annually on each February 1 and August 1 (to the Holders of Registrable Notes of record on the regular record date therefor (as specified in the Purchase Agreement) immediately preceding such dates), commencing with the first such date occurring after any such Special Interest commences to accrue. The amount of Special Interest will be determined by applying the applicable Special Interest rate to the Accreted Value of the Notes outstanding on a daily basis during such period but utilizing a 360-day year comprised of 12 30-day months. Notwithstanding the fact that any Registrable Notes for which Special Interest is due thereafter cease to be Registrable Notes, all obligations of the Issuer to pay Special Interest with respect to such Registrable Notes shall survive until such time as such obligations with respect to such Registrable Notes shall have been satisfied in full.

          (c) The parties hereto agree that the Special Interest provided for in this Section 4 constitutes the sole and exclusive remedy for a breach of Sections 2 and 3 hereof and is a reasonable estimate of the damages that may be incurred by Holders of Registrable Notes in the circumstances set forth in
Section 4(a).

5.   Registration Procedures
     -----------------------

          In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Issuer shall effect such registrations to permit the sale of such securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuer hereunder, the Issuer shall:

          (a) Prepare and file with the Commission prior to the Filing Date, the Exchange Registration Statement or Shelf Registration, as the case may be, as prescribed by Section 2 or 3 and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if (i) a Shelf Registration is filed pursuant to Section 3 or (ii) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period and has advised the Issuer that it is a Participating Broker-Dealer, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, then the Issuer shall, if requested, furnish to and afford the Holders of the Registrable Notes to be registered pursuant to such Shelf Registration or each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five (5) Business Days prior to such filing). The Issuer shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount at maturity of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object within five
     (5) Business Days of their receipt of such materials.

          (b) Prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Issuer shall be deemed not to have used its reasonable best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless such action is required by applicable law, rule or regulation or unless the Issuer complies with this Agreement, including, without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of Section 5.

          (c)  If (i) a Shelf Registration is filed pursuant to Section 3 or
     (ii) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period from whom the Issuer has received written notice that it will be a Participating Broker-Dealer, notify the selling Holders of Registrable Notes and each such Participating Broker-Dealer, their counsel and the managing underwriters, if any, promptly (but in any event within three Business Days), and confirm such notice in writing, (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits); (B) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose; (C) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes the representations and warranties of the Issuer contained in any agreement (including any underwriting agreement contemplated by Section 5(n) hereof) cease to be true and correct in any material respect; (D) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (E) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (F) of the Issuer's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d)  If (i) a Shelf Registration is filed pursuant to Section 3 or
     (ii) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its commercially reasonable efforts to obtain the withdrawal of any such order at the earliest possible date.

          (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount at maturity of the Registrable Notes being sold in connection with an underwritten offering, (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information or revisions to information therein re-lating to such underwriters or selling Holders as the managing underwriters, if any, or such Holders or their counsel reasonably request to be included or made therein; (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuer has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment and
     (iii) supplement or make amendments to such Registration Statement.

          (f)  If (i) a Shelf Registration is filed pursuant to Section 3 or
     (ii) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g)  If (i) a Shelf Registration is filed pursuant to Section 3 or
     (ii) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer, deliver to each selling Holder of Registrable Notes or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuer hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes and each Participating Broker-Dealer, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders of Registrable Notes and each such Participating Broker-Dealer, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Ex-change Notes, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters, if any, reasonably request in writing; provided that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered pursuant to an underwritten offering, counsel to the underwriters shall, at the cost and expense of the Issuer, perform the Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided that the Issuer shall not be required to
     (i) qualify generally to do business in any jurisdiction where it is not then so qualified; (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject; or (iii) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration is filed pursuant to Section 3, cooperate with the selling Holders of Registrable Notes, any Participating Broker-Dealer and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

          (j)  If (i) a Shelf Registration is filed pursuant to Section 3 or
     (ii) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(E) or 5(c)(F) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the Commission, at the Issuer's sole expense, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company; (ii) provide a CUSIP number for the Registrable Notes; and (iii) provide copies of the form of Indenture to the Trustee and the Holders.

          (l) In connection with an underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Issuer and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by companies to underwriters in underwritten offerings of debt securities similar to the Notes and confirm the same in writing if and when reasonably requested; (ii) obtain the opinion of counsel to the Issuer and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt securities similar to the Notes; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuer (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount at maturity of Registrable Notes covered by such Registration Statement, the managing underwriter or underwriters or agents and the Issuer) with respect to all parties to be indemnified pursuant to such Section 7; and (v) deliver such other documents and certificates as may be reasonably requested by the managing underwriter or underwriters or selling Holders to evidence compliance with the matters covered in clauses
     (i) through (iv) above
     and with any customary conditions contained in any underwriting agreement entered into by the Issuer pursuant to this clause (l).

          (m)  If (i) a Shelf Registration is filed pursuant to Section 3 or
     (ii) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, and each Participating Broker-Dealer, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder, each Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally
                                     ----------
     kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Issuer and its subsidiaries (collectively, the "Records") as shall be reasonably necessary
                                      -------
     to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuer and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Issuer determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement;
     (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; (iii) the information in such Records has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector; or (iv) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder. Each selling Holder of such Registrable Notes and each Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuer unless and until such is made generally available to the public. Each inspector, each selling Holder of such Registrable Notes and each Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction pursuant to clauses (ii) or (iv) of the previous sentence or otherwise, give notice to the Issuer and allow the Issuer, at the Issuer's expense, to undertake appropriate action to obtain a protective order or otherwise prevent disclosure of the Records deemed confidential.

          (n) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) and 3(a), as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required from time to time for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its commercially reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such indenture to be so qualified in a timely manner.

          (o) Comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Issuer after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (p) Upon consummation of the Exchange Offer or a Shelf Exchange, obtain an opinion of counsel to the Issuer, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Shelf Exchange, that the Exchange Notes or Registrable Notes, as the case may be, and the related indenture constitute legally valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms.

          (q) If the Exchange Offer or the Shelf Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Issuer (or to such other Person as directed by the Issuer) in exchange for the Exchange Notes or Registrable Notes, as the case may be, the Issuer shall mark, or cause to be marked, on the Registrable Notes being delivered for cancellation, that such Registrable Notes are being cancelled in exchange for the Exchange Notes or Registrable Notes issued in the Shelf Exchange, as the case may be; in no event shall Registrable Notes being delivered for cancellation be marked as paid or otherwise satisfied.

          (r) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

          (s) Use its reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

          The Issuer may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Issuer such information regarding such seller and the distribution of such Registrable Notes as the Issuer may, from time to time, reasonably request. The Issuer may exclude from such registration the Registrable Notes of any seller who fails to furnish such information within twenty (20) Business Days after receiving such request. With respect to a Shelf Registration, no Holder who has failed to furnish such information shall be entitled to the Special Interest provided for in Section 4 that would otherwise have accrued or be payable during the period of time commencing with the end of such twenty-Business Day period ending on the date such requested information is received by the Issuer. Each seller as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such seller not materially misleading.

          Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in
Section 5(c)(B), 5(c)(D), 5(c)(E), or 5(c)(F), such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, and, in each case, dissemination of such Prospectus until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the "Advice")
                                                                      ------
by the Issuer that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Issuer shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) or (ii) the Advice.

6.   Registration Expenses
     ---------------------

          All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Issuer shall be borne by the Issuer whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with federal securities and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of one counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or
(y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)); (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company; (iii) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) (including, without limitation, the expenses of any "cold comfort" letters required by or incident to such performance); (iv) fees and expenses of all other Persons retained by the Issuer (including fees and expenses of the Trustee); (v) internal expenses of the Issuer (including, without limitation, all salaries and expenses of officers and employees of the Issuer performing legal or accounting duties); (vi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement, but excluding any fees and disbursements of underwriters, including, without limitation, underwriting discounts, commissions and transfer taxes attributable to the sale of each Registrable Note; (vii) any fees associated with making the Registrable Notes or Exchange Notes eligible for trading through The Depository Trust Company; and
(viii) the reasonable expenses of Shulte Roth & Zabel LLP if retained by the Required Holders, not to exceed $10,000 incurred in connection with reviewing the Indenture under Section 2 (a).

7.   Indemnification
     ---------------

          (a) The Issuer agrees to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer, the officers, directors, employees and agents of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act (each, a "Participant"), from and against any and
                                         -----------
all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other reasonable expenses actually incurred in connection with investigating or defending any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue state-ment of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuer in writing by or on behalf of such Participant expressly for use therein; provided, however, that the Issuer shall not be liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Registrable Notes or Exchange Notes which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuer with Section 5 of this Agreement.

          (b) Each Participant will be required to agree, severally and not jointly, to indemnify and hold harmless the Issuer, its directors and officers and each Person who controls the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer to each Participant, but only with reference to information relating to such Participant furnished to the Issuer in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, then such Person (the "Indemnified Person") shall
                                                 ------------------
promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of
--------------------
the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and ex-penses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there is a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes sold by all such Participants and any such separate firm for the Issuer, its directors, officers and such control Persons of the Issuer shall be designated in writing by the Issuer. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final non-appealable judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of an Indemnified Person.

          (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is legally unavailable to, and accordingly insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions (or alleged statements or omissions) that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or by the Participants or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f)  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.   Underwritten Registrations
     --------------------------

          If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, then the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount at maturity of such Registrable Notes included in such offering and reasonably acceptable to the Issuer; provided, however, that the Issuer shall be entitled to select one co-lead manager to administer such offering, which co-lead manager shall be reasonably acceptable to the Holders of a majority in aggregate principal amount at maturity of such Registrable Notes included in such offering.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9.   Miscellaneous
     -------------

          (a)  Remedies. Except as otherwise specifically provided herein, in
               --------
the event of a breach by the Issuer of any of its obligations under this Agreement, each Holder of Registrable Notes and each Participating Broker-Dealer holding Exchange Notes, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of a Purchaser, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Except as otherwise specifically provided herein, the Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b)  No Inconsistent Agreements. The Issuer has not entered into, as
               --------------------------
of the date hereof, and shall not enter into, after the date of this Agreement, any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The Issuer has not entered into and shall not enter into any agreement with respect to any of the Issuer's securities which will grant to any Person piggy-back rights with respect to a Registration Statement.

          (c)  Amendments and Waivers. The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provi-sions hereof may not be given, otherwise than with the prior written consent of
(i) the Holders of not less than a majority in aggregate principal amount at maturity of the then outstanding Registrable Notes and (ii) in circumstances that would adversely affect Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount at maturity of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any Person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount at maturity of the Registrable Notes being tendered or being sold by such Holders pursuant to such Registration Statement.

          (d)  Notices. All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

          (i) if to a Holder of Registrable Notes, at the most current address of such Holder set forth on the records of the Issuer or the registrar under the Indenture, as the case may be; and

          (ii) if to the Issuer at 5667 Gibraltar Drive, Pleasanton, CA 94588, attention: Bernard Schneider, or at such other address as the Issuer shall have specified to each Holder in writing with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, NY 10005, attention: Jonathan A. Schaffzin, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

          (e)  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
of and be binding upon the successors and assigns of each of the parties hereto and the Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes.

          Notwithstanding anything herein to the contrary, the Issuer and its Subsidiaries will be permitted to undertake the Reorganization at any time and, upon the effectiveness of such Reorganization, Opco (if it is the Issuer) will be released from all of the obligations hereunder; provided that the holding company resulting from the Reorganization shall have assumed all of the obligations of the Issuer and shall be substituted for (so that from and after the date of the Reorganization, the provisions of this Agreement referring to the "Issuer" shall refer instead to the new holding company and not to the initial issuer), and may exercise every right and power of, the Issuer under this Agreement with the same effect as if it had been named herein as the issuer and the prior issuer shall be released from the obligations.

          (f)  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g)  Headings. The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h)  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (i)  Severability. If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j)  Notes Held by the Issuer or Its Affiliates. Whenever the consent
               ------------------------------------------
or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuer or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (k)  Third-Party Beneficiaries. Holders of Registrable Notes and
               -------------------------
Participating Broker-Dealers are intended third-party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

          (l)  Entire Agreement. This Agreement, together with the Purchase
               ----------------
Agreement is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Purchasers on the one hand and the Issuer on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   INTIRA CORPORATION


                                   By: /s/ David S. Boone
                                      ________________________________
                                       Name:  David Boone
                                       Title: Chief Financial Officer

                                   ARES LEVERAGED INVESTMENT
                                    FUND, L.P.

                                   By: ARES MANAGEMENT, L.P., its
                                        General Partner

                                   By: /s/ Eric Beckman
                                      ________________________________
                                       Name:  Eric Beckman
                                       Title: Vice President

                                   ARES LEVERAGED INVESTMENT
                                    FUND II, L.P.

                                   By: ARES MANAGEMENT, L.P., its
                                        General Partner

                                   By: /s/ Eric Beckman
                                      ________________________________
                                       Name:  Eric Beckman
                                       Title: Vice President

                                   MAGNETITE ASSET INVESTORS L.L.C.

                                   By: BlackRock Financial Management, Inc.,
                                        As Managing Member

                                   By: /s/ Dennis M. Schaney
                                      ________________________________
                                       Name:  Dennis M. Schaney
                                       Title: Managing Director

                                   CARLYLE HIGH YIELD PARTNERS, L.P.

                                   By:  TCG High Yield, L.L.C.,
                                         its General Partner

                                   By:[UNINTELLIGIBLE]
                                      ________________________________
                                       Name:
                                       Title: Managing Director

                                   CB CAPITAL INVESTORS, LLC

                                   By: Chase Capital Partners, its Manager

                                   By: /s/ Richard D. Waters, Jr.
                                      ________________________________
                                       Name:  Richard D. Waters, Jr.
                                       Title: General Partner - Mezzanine

                                   CONTINENTAL CASUALTY COMPANY

                                   By: /s/ Richard W. Dubberke
                                      ________________________________
                                       Name: Richard W. Dubberke
                                       Title: Vice President

                                   GOLDMAN SACHS ASSET MANAGEMENT,
                                    in its capacity as the investment adviser of the Goldman Sachs High Yield Fund, a separate series of the Goldman Sachs Trust

                                   By: /s/ Christopher Testa
                                       ---------------------------
                                       Name: Christopher Testa
                                       Title: Vice President

                                   GOLDMAN, SACHS & CO.,
                                    as delegate of Goldman Sachs Asset
                                    Management International, in its capacity as the investment adviser of the Goldman Sachs Global High Yield Portfolio, a separate series of Goldman Sachs Funds, S.I.C.A.V.

                                   By: /s/ Christopher Testa
                                       ---------------------------
                                       Name: Christopher Testa
                                       Title: Vice President

                                   OZ MASTER FUND, LTD.

                                   By: [UNINTELLIGIBLE]
                                       ---------------------------
                                       Name:
                                       Title:

                                   SANKATY HIGH YIELD PARTNERS II, L.P.

                                   By:________________________________
                                       Name:
                                       Title:

                                   SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                                   By:________________________________
                                       Name:
                                       Title:

                                   WAYLAND INVESTMENT FUND, LLC

                                   By: CFSC Wayland Advisors, Inc.,
                                        its Manager

                                   By: [ILLEGIBLE]
                                      --------------------------------
                                       Name:
                                       Title:


                                   CHASE SECURITIES INC.

                                   By: /s/ Jessica Laxman
                                      --------------------------------
                                      Name:  Jessica Laxman
                                      Title: Vice President


                                   WAYLAND INVESTMENT FUND, LLC


                                   By: CFSC Wayland Advisors, Inc.,
                                       its Manager


                                   By: [ILLEGIBLE]
                                      --------------------------------
                                      Name:
                                      Title:


                                   COINVESTMENT I, LLC


                                   By Laurence D. Fink,
                                   as Managing Member



                                   By: /s/ Laurence D. Fink
                                      --------------------------------
                                      Name:  Laurence D. Fink
                                      Title: Managing Member


                                   PUTMAN FIDUCIARY TRUST COMPANY on behalf of:

                                       PUTNAM HIGH YIELD FIXED INCOME FUND, LLC
                                       PUTNAM HIGH YIELD MANAGED TRUST


                                   By: /s/ John R. Verani
                                      --------------------------------
                                      Name:  John R. Verani
                                      Title: Senior Vice President


                                   PUTNAM INVESTMENT MANAGEMENT, INC. on behalf of:


                                       PUTNAM HIGH YIELD TRUST
                                       PUTNAM HIGH YIELD ADVANTAGE FUND
                                       PUTNAM VARIABLE TRUST-PVT HIGH YIELD FUND
                                       PUTNAM MASTER INCOME TRUST
                                       PUTNAM PREMIER INCOME TRUST
                                       PUTMAN MASTER INTERMEDIATE INCOME TRUST
                                       PUTNAM DIVERSIFIED INCOME TRUST
                                       PUTNAM FUNDS TRUST-PUTNAM HIGH YIELD
                                       PUTNAM STRATEGIC INCOME FUND
                                       PUTNAM VARIABLE TRUST-PVT DIVERSIFIED
                                       TRAVELERS SERIES FUND INC.-PUTNAM
                                       DIVERSIFIED INCOME

                                   By: /s/ John R. Verani
                                      --------------------------------
                                      Name:  John R. Verani
                                      Title: Senior Vice President

                                   THE PUTNAM ADVISORY COMPANY, INC. on behalf of:

                                       ABBOTT LABORATORIES ANNUITY RETIREMENT
                                       PLAN
                                       AMERITECH CORPORATION PENSION PLAN
                                       NORTHROP GRUMMAN EMPLOYEE BENEFIT PLAN


                                   By: /s/ John R. Verani
                                      --------------------------------
                                      Name:  John R. Verani
                                      Title: Senior Vice President

                                   Sun America, Inc.
                                   ___________________________________

                                   Name of Purchaser


                                   By:/s/ Rafael Fogel
                                      --------------------------------
                                   Name: Rafael Fogel
                                   Title: Authorized Agent